                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT AUDITORS'

To the Board of Directors
Prolong International Corporation

We hereby consent to the inclusion in the Registration Statement on Amendment No. 2 to Form S-4 of our report dated February 23, 1996 related to the consolidated financial statements of Prolong International Corporation for the year ended December 31, 1995 and to the reference to our firm as "Experts".

                                               /s/ CORBIN & WERTZ
                                                   ------------------------
                                                   CORBIN & WERTZ


Irvine, California
July 23, 1998